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                                                                  EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report included in this Registration Statement, to the incorporation by reference in this Registration Statement of our report dated February 22, 1996 included in The Wackenhut Corporation's Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

Miami, Florida,
May 6, 1996.